UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025

NWPX INFRASTRUCTURE, INC.
(Exact name of registrant as specified in its charter)

Oregon	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100
Vancouver, WA 98684
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 360-397-6250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 10, 2025, the Compensation Committee of the Board of Directors of NWPX Infrastructure, Inc. (the “Company”) approved the parameters of the Company’s performance-based cash incentive program (Short Term Incentive Plan or “STI”) for the 2026 fiscal year. The performance goals for the 2026 STI relate to the Company’s level of income before income taxes, free cash flow, and safety performance for 2026. Each Named Executive Officer may earn a bonus based on the level of the Company’s attainment of the performance goals. Consistent with the Company’s other variable forms of incentive compensation, the 2026 STI is subject to recoupment under the Company’s Incentive Compensation Recovery Policy.

For the Chief Executive Officer, the bonus amount ranges from 0% to 200% of his 2026 base salary, and his target bonus amount is 100% of his 2026 base salary. For the Chief Financial Officer and the Executive Vice President, the bonus amount ranges from 0% to 120% of their 2026 base salary, and their target bonus amount is 60% of their 2026 base salary. The other Named Executive Officers’ bonus amounts range from 0% to 100% of their 2026 base salary, and their target bonus amount is 50% of their 2026 base salary.

Item 8.01	OTHER EVENTS

On December 11, 2025, the Board of Directors of the Company authorized a new share repurchase program of up to $10 million of its outstanding common stock. The program does not commit to any particular timing or quantity of purchases, and the program may be suspended or discontinued at any time. Under the program, shares may be purchased in open market, including through plans adopted pursuant to Rule 10b5‑1 of the Securities Exchange Act of 1934, as amended, or in privately negotiated transactions administered by its broker. Any repurchases will be subject to the Company’s liquidity, including availability of borrowings and covenant compliance under its credit agreement, and other capital allocation priorities of the business.

The new share repurchase program is in addition to the $30 million share repurchase program authorized on November 3, 2023.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on December 16, 2025.

NWPX INFRASTRUCTURE, INC.
(Registrant)

By	/s/ Aaron Wilkins
Aaron Wilkins,
Senior Vice President, Chief Financial Officer, and Corporate Secretary